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                                                                     EXHIBIT 23a

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 33-55852) of Verizon Maryland Inc. of our report dated February 1, 2001, with respect to the financial statements and the financial statement schedule of Verizon Maryland Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 2000.


/s/ Ernst & Young LLP


New York, New York
March 27, 2001